Exhibit 10.5

AMENDMENT NO. 3 TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT (the “Amendment”) made as of December 17, 2012 (“Effective Date”) by and between BioMarin Pharmaceutical Inc., a Delaware corporation (the “Company”) and Henry J. Fuchs (“Employee”).

1.	This Amendment No. 3 is intended to amend and modify that certain Employment Agreement by and between the Company and Employee dated March 2, 2009 and amended on May 8, 2012 and May 24, 2012 (the “Agreement”). The Agreement, together with this Amendment, shall constitute a single agreement. Capitalized terms not otherwise defined in this Amendment shall have the meaning ascribed to such terms in the Agreement. Except as expressly modified by this Amendment, the Agreement shall remaining full force and effect according to its terms.

2.	The defined term “Termination Compensation,” as provided in Section 7(c) of the Agreement, is hereby deleted and replaced in its entirety by the following definition:

Termination Compensation. For purposes of this Agreement, the term “Termination Compensation” shall mean: (i) one hundred fifty percent (150%) of the Employee’s then current annual base salary which shall be payable in a lump sum within forty-five (45) days after separation of employment, conditioned on Employee executing the Company’s standard form severance and release agreement within twenty (20) days of the Employee’s termination, and shall be subject to customary withholding and other applicable payroll processes. If Employee fails to execute and deliver the Company’s standard form severance and release agreement within twenty (20) days after the Employee’s termination, Employee will have no right to any Termination Compensation under this Agreement.

3.	This Amendment No. 3 may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties to this Amendment have executed this Amendment as of the date first written above.

BIOMARIN PHARMACEUTICAL INC.		EMPLOYEE

By:	/s/ Jean-Jacques Bienaimé	By:	/s/ Henry J. Fuchs
Name: Jean-Jacques Bienaimé			Henry J. Fuchs
Its: Chief Executive Officer